Prepayments and Other Assets (Tables)	6 Months Ended
Jun. 30, 2025
Prepayments and Other Assets [Abstract]
Schedule of Prepayments and Other Assets

The breakdown of prepayments and other assets is as follows:

In thousands of USD	At June 30, 2025	At December 31, 2024
Prepayments to suppliers	421,238	266,478
Deposits (1)	33,164	31,372
Deductible input value-added tax	4,583	5,407
Prepayments of income tax	2,459	2,459
Others	3,719	4,457
Total	465,163	310,173

Current	391,633	291,929
Non-current	73,530	18,244
Total	465,163	310,173

(1)	The Group pays deposits to certain electricity service providers. In order to minimize the deposit paid to the electricity supplier, in April 2023, Bitdeer Inc., a subsidiary of the Group, has entered into a guaranty agreement (the “2023 Guaranty Agreement”) with one of the electricity suppliers to act as a guarantor to provide the assurance for the payment obligation of another subsidiary of the Group in connection with electricity service subscribed. The total liability of the guarantor is limited to the lesser of the guaranteed obligations under all agreements or US$13.0 million in each case. In February 2024, Bitdeer and Bitdeer, Inc. together entered into a guaranty agreement with the electricity supplier to amend the 2023 Guaranty Agreement and limit the guarantor’s total liability to the lesser of the guaranteed obligations under all agreement or US$30.0 million in each case.